Exhibit 99.1

                         KNOWLTON PASS ELECTRONICS INC.

                              FINANCIAL STATEMENTS

                             April 30, 2005 and 2004

                             (Stated in CDN Dollars)

                    REPORT OF INDEPENDENT REGISTERED AUDITORS

To the Directors,
Knowlton Pass Electronics Inc.

We have audited the accompanying balance sheets of Knowlton Pass Electronics Inc. as of April 30, 2005 and 2004 and the related statements of operations and deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Knowlton Pass Electronics Inc. as of April 30, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. At April 30, 2005 the Company had a working capital deficiency of $843,380 and accumulated deficit of $811,360. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Toronto, Canada                                           "MINTZ & PARTNERS LLP"
September 23, 2005                                         CHARTERED ACCOUNTANTS

                         KNOWLTON PASS ELECTRONICS INC.
                                  BALANCE SHEET
                             April 30, 2005 and 2004
                             (Stated in CDN Dollars)

--------------------------------------------------------------------------------

                                     ASSETS                                     2005             2004
                                                                                ----             ----
Current
   Cash                                                                     $        --       $       375
   Accounts receivable (net of allowance for doubtful accounts of nil)            6,483                --
   Inventories                                                                   22,743                --
                                                                            -----------       -----------
                                                                                 29,226               375

Property, plant and equipment - Note 4                                           32,395                --
                                                                            -----------       -----------
                                                                            $    61,621       $       375
                                                                            ===========       ===========

                                   LIABILITIES
Current
   Bank indebtedness                                                        $    22,732       $        --
   Accounts payable and accrued liabilities                                     254,361                --
   Due to shareholders - Note 3                                                  14,609                --
   Due to related parties - Note 3                                              580,904
                                                                            -----------       -----------
                                                                                872,606
                                                                            -----------       -----------

                            STOCKHOLDERS' DEFICIENCY

Common stock, no par value - Note 5
   Unlimited shares authorized
   1000 shares issued and outstanding                                               375               375
Deficit                                                                        (811,360)               --
                                                                            -----------       -----------
                                                                               (810,985)              375
                                                                            -----------       -----------
                                                                            $    61,621       $       375
                                                                            ===========       ===========

                             SEE ACCOMPANYING NOTES

                         KNOWLTON PASS ELECTRONICS INC.
                      STATEMENTS OF OPERATIONS AND DEFICIT
                   for the years ended April 30, 2005 and 2004
                             (Stated in CDN Dollars)

--------------------------------------------------------------------------------

                                                         2005               2004
                                                         ----               ----
Revenues                                             $    284,228       $         --

Cost of sales                                             307,706                 --
                                                     ------------       ------------
Gross loss                                                (23,478)                --
                                                     ------------       ------------

Selling and administrative expenses
   Accounting and legal                                    47,599                 --
   Advertising and promotion                               43,787                 --
   Bad debts                                                6,566                 --
   Bank charges and interest                                1,514                 --
   Insurance, licenses and taxes                           25,299                 --
   Office and general                                       9,092                 --
   Rent                                                    16,924                 --
   Repairs and maintenance                                    247                 --
   Telephone and utilities                                 10,624                 --
   Travel and auto                                         11,773                 --
   Wages and benefits                                     368,507                 --
   Write down of loan receivable                          224,919                 --
                                                     ------------       ------------
Total selling and administrative expenses                 766,851                 --

Loss before amortization and interest                    (790,329)                --
                                                     ------------       ------------
Amortization                                                6,756                 --

Interest                                                   14,275                 --
                                                     ------------       ------------
Net loss before income taxes                             (811,360)                --

Income tax - Note 6                                            --                 --
                                                     ------------       ------------
Net loss for year                                        (811,360)                --

Retained earnings (deficit) - beginning of year                --                 --
                                                     ------------       ------------
Retained earnings (deficit) - end of year            $   (811,360)      $         --
                                                     ============       ============

                             SEE ACCOMPANYING NOTES

                         KNOWLTON PASS ELECTRONICS INC.
                             STATEMENTS OF CASH FLOW
                   for the years ended April 30, 2005 and 2004
                             (Stated in CDN Dollars)

--------------------------------------------------------------------------------

                                                                               2005              2004
                                                                               ----              ----
Operating Activities
   Net loss for the year                                                  $   (811,360)      $         --
   Items not involving cash:
     Amortization of property, plant and equipment                               6,756                 --

   Changes in operating assets and liabilities:
     Decrease (increase) in accounts receivable                                 (6,483)                --
     Decrease (increase) in inventories                                        (22,743)                --
     Increase (decrease) in accounts payable and accrued liabilities           254,361                 --
                                                                          ------------       ------------
Cash used in operating activities                                             (579,469)                --
                                                                          ------------       ------------
Investing Activities

   Purchase of property, plant and equipment                                   (39,151)                --
                                                                          ------------       ------------
Cash provided by (used in) investing activities                                (39,151)                --
                                                                          ------------       ------------

Financing Activities
   Increase (decrease) in bank indebtedness                                     22,732                 --
   Increase (decrease) in due to related parties                               580,904                 --
   Increase (decrease) in due to shareholders                                   14,609                 --
                                                                          ------------       ------------
Cash provided by (used in) financing activities                                618,245                 --
                                                                          ------------       ------------

Increase (decrease) in cash during the year                                       (375)                --

Cash, beginning of year                                                            375                375
                                                                          ------------       ------------
Cash, end of year                                                         $         --       $        375
                                                                          ============       ============

The company did not pay any interest or incomes taxes during the year.

Knowlton Pass Electronics Inc.
Notes to the Financial Statements
April 30, 2005 and 2004
(Stated in CDN Dollars)

                         KNOWLTON PASS ELECTRONICS INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                             April 30, 2005 and 2004
                             (Stated in CDN Dollars)

--------------------------------------------------------------------------------

Note 1      Nature of operations and going concern basis of presentation

            Going concern basis of presentation

            The financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business. As shown in the accompanying financial statements, the Company has assets of $61,621, has a working capital deficiency of $843,380 and an accumulated deficit of $811,360 at April 30, 2005. As a result, substantial doubt exists about the Company's ability to continue to fund future operations using its existing resources.

            For part of the year ended April 30, 2005, the Company's operations were funded by Wireless Age Communications, Inc., ("Wireless Age") a company with management in common. The amounts due to Wireless Age have no specific repayment terms and Wireless Age has committed to continue to fund the cash needs of the Company going forward. In order to ensure the success of the new business, the Company will have to raise additional financing to satisfy existing liabilities and to provide the necessary funding for future operations.

            Nature of operations

            Knowlton Pass Electronics Inc. ("Knowlton") operates and maintains land mobile radio and microwave networks supplying governmental and industrial clients with wireless products and services.

Note 2      Summary of Significant Accounting Policies

            Basis of Presentation

            The financial statements are stated in Canadian dollars and have been prepared in accordance with generally accepted accounting principles in the United States of America.

            Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these amounts.

            Allowance for Doubtful Accounts

            The Company records an allowance for doubtful accounts based on any specifically identified amounts that management believes to be uncollectible. The criteria for allowance provision are

Knowlton Pass Electronics Inc.
Notes to the Financial Statements
April 30, 2005 and 2004
(Stated in CDN Dollars)

            determined based on the Company's assessment of the general financial conditions affecting its customer base. If the Company's actual collections experience changes, revisions to the allowance may be required.

            Inventories

            Telecommunications equipment and accessories inventories are recorded at the lower of cost and net realizable value with cost being determined by the first-in, first-out method.

            Property, plant and equipment

            Property, plant and equipment are recorded at cost less accumulated amortization. Amortization is provided over estimated useful life of the assets using the following annual rates:

                    Computer hardware                  30% declining balance
                    Computer software                  100% declining balance
                    Office furniture and fixtures      20% declining balance
                    Network infrastructure             30% declining balance

            Property, plant and equipment are reviewed for impairment in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets", which was adopted effective January 1, 2005. Under SFAS No. 144, these assets are tested for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. An impairment charge is recognized for the amount, if any, which the carrying value of the asset exceeds the fair value.

            Revenue Recognition

            The Company recognizes revenue from the sale of telecommunications equipment, accessories and other electronics products when the products are delivered and accepted by the customer. The company recognizes airtime contracts on as the services are provided.

            Income Taxes

            The Company follows Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes"("FAS 109") which requires the use of the asset and liability method of accounting of income taxes. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled.

            Fair Value of Financial Instruments

            The carrying value of accounts receivable, bank indebtedness and accounts payable and accrued liabilities approximates fair value because of the short maturity of these instruments. The carrying value of due to shareholders and due to related parties also approximates fair value. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments.

Knowlton Pass Electronics Inc.
Notes to the Financial Statements
April 30, 2005 and 2004
(Stated in CDN Dollars)

            Note 3 Due to related parties and shareholders

            Due to related parties amounts are all due to Wireless Age Communications, Inc. which is a company that utilizes similar management and also controls the funding required by Knowlton Pass Electronics Inc. to continue operating. The terms of the due to related parties and shareholders are non-interest bearing with no specific terms of repayment. Amounts due to related and shareholders at April 30, 2005 and 2004 were as follows:

                                                       2005            2004
                                                   --------------------------
               Shareholders                        $   14,609              --
               Wireless Age Communications, Inc.      580,904              --
                                                   --------------------------
                                                   $  595,513              --
                                                   ==========================

Note 4      Property, Plant and Equipment

                                                                       2005                                  2004
                                               ---------------------------------------------------      -------------
                                                                   Accumulated
                                                    Cost           Amortization            Net                Net
                                                    ----           ------------            ---                ---
            Computer hardware                  $       5,827      $         874      $       4,953      $          --
            Computer software                          2,548              1,274              1,274                 --
            Office furniture and fixtures                173                 17                156                 --
            Network infrastructure                    30,603              4,591             26,012                 --
                                               -------------      -------------      -------------      -------------
                                               $      39,151      $       6,756      $      32,395      $          --
                                               =============      =============      =============      =============

Note 5      Capital Structure

            Capital Stock

            The Company is authorized to issue an unlimited number of common shares and an unlimited number of Class A special shares.

            Voting Rights

            The holders of shares of common stock are entitled to receive notice of, attend and vote at all meetings of stockholders. Each share of common stock carries one vote at such meetings.

Note 6      Income taxes

            At April 30, 2005 the Company has net operating loss carryforwards of approximately $586,000. If not used, the carryforwards will expire as follows:

                                    2012         $586,000
                                                 --------
                                                 $586,000
                                                 ========

Knowlton Pass Electronics Inc.
Notes to the Financial Statements
April 30, 2005 and 2004
(Stated in CDN Dollars)

Note 7      Economic Dependence

            The Company is economically dependent on certain companies for its survival because a single customer makes up 45% of the revenues, one supplier makes up 40% of the cost of sales and one related party continues to fund the operating losses being generated (Note 3). A loss of any of these companies' support would have a dramatic effect on the Company's ability to continue in business.

Note 8      Related party transactions

            During the year ended April 30, 2005, the Company earned income from a related party for providing them an office and use of the shared facilities in the Company's offices. Also the Company did not generate sufficient cash flow from operations to cover the amount of funds used. It was necessary to borrow cash from another related party of which $580,904 was outstanding as at April 30, 2005 (Note
            3).

            The following income was charged by the Company to a related party with common ownership and management:

                                                                         2005
                                                                         ----
            Income                                                  $      4,497
                                                                    ------------
                                                                    $      4,497
                                                                    ============

            All transactions involving related parties were recorded at the carrying values which reflected the approximate fair market value.

Note 9      Commitment schedule

            The Company has made a significant 10 year commitment to MaxTel Wireless Inc. to lease its network infrastructure and service certain clients. Including the commitment made to MaxTel Wireless Inc. the Company has also made the following commitments going forward:

                                                       Commitment
                                                      -----------

                      2006                            $   333,053
                      2007                                322,739
                      2008                                318,870
                      2009                                315,000
                      2010                                315,000
                      After 2010                        1,350,000
                                                      -----------
                                                      $ 2,954,662
                                                      ===========

Note 10     Subsequent event

            Prior to the year end the Company had granted the option to another company to purchase all of the outstanding shares of the Company. On July 29, 2005, Wireless Age Communications, Inc. a publicly listed company on the US over the counter bulletin board triggered the option and exchanged 540,000 of its common stock for all of the outstanding shares of Knowlton Pass Electronics Inc.